UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2024
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

As previously announced, on October 26, 2023, Old National Bancorp (“Old National”) and CapStar Financial Holdings, Inc. (“CapStar”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which CapStar will merge with and into Old National, with Old National as the surviving corporation (the “Merger”). Following the Merger (on a date to be determined by Old National), CapStar Bank, a wholly owned subsidiary of CapStar headquartered in Nashville, Tennessee, will merge with and into Old National Bank, with Old National Bank as the surviving bank (the “Bank Merger”).

On February 20, 2024, the Board of Governors of the Federal Reserve System approved the Merger and the Office of the Comptroller of the Currency approved the Bank Merger. Completion of the Merger remains subject to approval by CapStar’s shareholders at a meeting to be held on February 29, 2024 as well as the satisfaction of the other customary closing conditions set forth in the Merger Agreement. The Merger is currently expected to be completed on April 1, 2024.

The Merger Agreement is described in more detail in Old National’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 31, 2023.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the Merger. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected, (2) the ability of CapStar to obtain the necessary approval by its shareholders, and (3) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of CapStar), “Forward-Looking Statements” (in the case of Old National) and “Risk Factors” in CapStar’s and Old National’s Annual Reports on Form 10-K for the year ended December 31, 2022, and other documents subsequently filed by Old National or CapStar with the SEC.

Additional Information About the Merger and Where to Find It
In connection with the Merger, Old National filed a Registration Statement with the SEC on January 3, 2024 (as amended on Form S-4/A on January 23, 2024, the “Registration Statement”) and a Definitive Prospectus with the SEC on January 25, 2024 (the “Definitive Prospectus”). In addition, CapStar filed a Definitive Proxy Statement with the SEC on January 25, 2024 (the “Definitive Proxy Statement”). On or about January 25, 2024, CapStar commenced mailing the Definitive Proxy Statement and a proxy card to each CapStar shareholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the Registration Statement, the Definitive Prospectus, the Definitive Proxy Statement or any other documents Old National and/or CapStar has filed or may file with the SEC in connection with the Merger. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, ARE URGED TO READ THE REGISTRATION

STATEMENT, THE DEFINITIVE PROSPECTUS, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT, THE DEFINITIVE PROSPECTUS OR THE DEFINITIVE PROXY STATEMENT, BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) CapStar on its website at https://ir.capstarbank.com/financial-information/sec-filings and (ii) Old National on its website at https://ir.oldnational.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

Old National, CapStar and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of CapStar in connection with the Merger. Information about the directors and officers of CapStar, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) the Definitive Proxy Statement, as filed with the SEC on January 25, 2024 (which is available at https://www.sec.gov/Archives/edgar/data/1676479/000110465924006495/tm243906-1_defm14a.htm), including under the heading “Interests of CapStar’s Directors and Executive Officers in the Merger”; (ii) CapStar’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on March 10, 2023 (which is available at https://www.sec.gov/Archives/edgar/data/1676479/000095017023007125/cstr-20230310.htm), including under the headings “Proposal 1 – Election of Directors,” “Corporate Governance,” “Executive Officers,” “Certain Relationships and Related Transactions,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Executive Compensation”; (iii) CapStar’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 3, 2023 (which is available at https://www.sec.gov/Archives/edgar/data/1676479/000095017023006036/cstr-20221231.htm), including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”; and (iv) to the extent holdings of CapStar’s securities by its directors or executive officers have changed since the amounts set forth in CapStar’s proxy statement for its 2023 annual meeting of shareholders
, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0001676479&entityName=CapStar%2520Financial%2520Holdings%252C%2520Inc.%2520(CSTR)%2520(CIK%25200001676479). Information about the directors and officers of Old National, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Old National’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on March 30, 2023 (which is available at https://www.sec.gov/Archives/edgar/data/707179/000155837023005043/onb-20230510xdef14a.htm), including under the headings “Corporate Governance at Old National,” “Item 1 – Election of Directors,” “Director Compensation,” “Information Regarding Beneficial Ownership of Directors, Executive Officers and Principal Shareholders,” “Compensation Discussion and Analysis,” “Compensation Tables,” and “Item 4 – Approval of the Old National Bancorp Amended and Restated Employee Stock Purchase Plan”; (ii) Old National’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 22, 2023 (which is available at https://www.sec.gov/Archives/edgar/data/707179/000070717923000008/onb-20221231.htm), including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”; and (iii) to the extent holdings of Old National’s securities by its directors or executive officers have changed since the amounts set forth in Old National’s proxy statement for its 2023 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000707179&entityName=OLD%2520NATIONAL%2520BANCORP%2520%252FIN%252F%2520(ONB%252C%2520ONBPP%252C%2520ONBPO)%2520(CIK%25200000707179)). Additional information regarding the interests of such participants may be included in other relevant documents regarding the Merger filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary